EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2013
EARNINGS PER SHARE
EARNINGS PER SHARE

16. EARNINGS PER SHARE

Basic and diluted earnings per share have been calculated as follows:

	Years ended December 31,
	2011	2012	2013
Net income (loss) attributed to holder of ordinary shares	$332,964	$(242,515,539)	$(258,915,539)
Net income (loss) adjusted for dilutive securities	332,964	(242,515,539)	(258,915,539)
Weighted-average number of common shares outstanding-basic	173,496,901	172,671,369	182,167,908
Dilutive effect of non-vested shares	373,261	—	—
Weighted-average number of common shares outstanding-diluted	173,870,162	172,671,369	182,167,908
Basic earnings (loss) per share	$0.00	$(1.40)	$(1.42)
Diluted earnings (loss) per share	$0.00	$(1.40)	$(1.42)

Diluted earnings per share excludes 23,918,618 , 21,175,141 and  33,389,150  common shares issuable upon the assumed conversion of the convertible debt, share options, restricted shares and warrant for the year ended December 31, 2011, 2012 and 2013, respectively, as their effect would have been anti-dilutive.

In 2011, the Company issued 40,000 ordinary shares to its share depository bank which will be used to settle stock option awards upon their exercise. No consideration was received by the Company for this issuance of ordinary shares.  These ordinary shares are legally issued but are treated as escrowed shares for accounting purposes and therefore, have been excluded from the computation of earnings per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company.

In 2013, the Company issued 31,000,000 ordinary shares to its share depository bank which will be used to settle stock option awards upon their exercise. Besides this, 1,000,000 ordinary shares are legally issued but are treated as escrowed shares for accounting purposes and therefore, have been excluded from the computation of earnings per share. Any ordinary shares not used in the settlement of stock option awards will be returned to the Company.